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               SALE OF SHARES AND LOAN CLAIMS AGREEMENT

                               BETWEEN

                        NORMANDY LaSOURCE SAS

                                 AND

                      RANDGOLD RESOURCES LIMITED

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                          TABLE OF CONTENTS

CLAUSE                                                                 PAGE

1.   PARTIES ........................................................... 2

2.   INTERPRETATION .................................................... 2

3.   INTRODUCTION ...................................................... 4

4.   PURCHASE AND SALE ................................................. 4

5.   PURCHASE PRICE .................................................... 4

6.   PAYMENT OF THE PRICE .............................................. 5

7.   CLOSING ........................................................... 5

8.   WARRANTIES ........................................................ 6

9.   BENEFIT AND RISK .................................................. 6

10.  TRANSACTION INDIVISIBLE ........................................... 6

11.  BREACH ............................................................ 6

12.  COSTS ............................................................. 7

13.  TAX ............................................................... 7

14.  DOMICILIUM ........................................................ 8

15.  GOVERNING LAW ..................................................... 9

16.  DISPUTE RESOLUTION ................................................ 9

17.  GENERAL ........................................................... 10

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1.   PARTIES

1.1       NORMANDY LaSOURCE SAS

1.2       RANDGOLD RESOURCES LIMITED

2.   INTERPRETATION

2.1 The headnotes to the paragraphs in this Agreement are for reference purposes only and shall not affect the interpretation of any part hereof.

2.2 Unless inconsistent with the context, the words and expressions set forth below shall bear the following meanings:

          "the Act"                    the English Companies Act, 1973, as
                                       amended, at the signature date;

          "this Agreement"             this Sale of Shares and Loan Claims
                                       Agreement;

          "Business Day"               any day other than a Saturday, Sunday or
                                       official public holiday in England;

          "the Company"                Societe des Mines de Loulo SA, a
                                       company incorporated in Mali;

          "the Closing Date"           30 April 2001, or such later date as the
                                       Parties may agree in writing;

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          "the Loan Claims"            Loan Claims in respect of cash advanced
                                       for exploration funding from 1 January
                                       1998 to the Signature Date owed by the
                                       Company to the Seller;

          "the Purchaser"              Randgold Resources Limited, a company
                                       registered in Jersey, Channel Islands,
                                       registration number 62686;

          "the Seller"                 Normandy LaSource SAS, a company
                                       registered in France;

          "the Shares"                 61 857 ordinary shares in the issued
                                       share capital of the Company,
                                       representing 29% of the entire issued
                                       share capital of 213 300 shares of the
                                       Company;

          "the Signature Date"         the date of last signature of this
                                       Agreement;

          "the State"                  the Republic of Mali;

2.3 If any provision in a definition is a substantive provision conferring rights or imposing obligations on any Party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision of this agreement.

2.4       Unless inconsistent with the context, an expression which denotes:

2.4.1          any gender includes the other genders;

2.4.2          a natural person includes an artificial person and vice versa;

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2.4.3          the singular includes the plural and vice versa;

2.4.4 words and expressions defined in the Act will have the same meaning when used herein.

3.   INTRODUCTION

3.1       THE SELLER -

3.1.1 is the beneficial owner of the Shares and the Loan Claims and is entitled to dispose of same;

3.1.2 wishes to sell the Shares and the Loan Claims upon the terms and conditions contained in this agreement.

3.2 The Purchaser wishes to purchase the Shares and the Loan Claims upon the terms and conditions contained in this agreement.

4.   PURCHASE AND SALE

     The Seller hereby sells to the Purchaser which hereby purchases with effect from the Closing Date the Shares and the Loan Claims.

5.   PURCHASE PRICE

     The purchase price payable by the Purchaser to the Seller for the Shares and the Loan Claims shall be US$2 million (two million United States dollars).

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6.   PAYMENT OF THE PRICE

6.1 The Purchaser shall pay the Seller the purchase price set out in clause 5 by cheque free of commission and other charges on the Closing Date at such place as the Seller shall instruct the Purchaser in writing against delivery and cession of the Shares and the Loan Claims.

6.2 Since July 1999, the Seller has not funded the Company. Cash calls of around USD 200 000 were made by the Company to the Seller and not funded by the Seller. Once closure has been fully performed, the Purchaser and/or the Company will have no claims against the Seller for any outstanding funding for exploration expenditure on the Company's permits.

7.   CLOSING

     ON THE CLOSING DATE:-

7.1       The Seller will deliver to the Purchaser:

7.1.1 The signed Loan Claims assignment form in respect of the Loan Claims, in the form attached hereto as Annexure "A";

7.1.2 The signed share transfer form in favour of the Purchaser in respect of the Shares;

7.1.3 The written resignation of the Company's directors appointed by the Seller or a letter from the Seller to the Company withdrawing the Seller's appointees' mandate;

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7.1.4          The approval of the Sellers Board of Directors to this agreement.

7.2 The Purchaser, against delivery of the documents in 7.1.1 to 7.1.4 will deliver the purchase consideration to the Seller.

8.   WARRANTIES

8.1 The Seller warrants that it is the legal holder of the Shares and the Loan Claims, it validly exists and has due authorisation.

8.2 The Purchaser warrants that it has disclosed to the Seller all material facts and circumstances in relation to the Company's Loulo Project, it validly exists and has due authorisation.

9.   BENEFIT AND RISK

     Ownership, the benefit in and risk relating to the Shares and the Loan Claims shall pass to the Purchaser on delivery and cession and payment on the Closing Date.

10.  TRANSACTION INDIVISIBLE

     All the transactions and arrangements contained or contemplated in terms of this Agreement constitute a single and indivisible transaction.

11.  BREACH

     Should either Party ("the Defaulting Party") commit a breach of any of the provisions hereof, then the other Party ("the Aggrieved Party") shall, if it wishes to

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     enforce its rights hereunder, be obliged to give the Defaulting Party 14 days written notice to remedy the breach. If the Defaulting Party fails to comply with such notice, the Aggrieved Party shall be entitled to cancel this agreement against the Defaulting party or to claim immediate payment and/or performance to the Defaulting party of all of the Defaulting Party's obligations whether or not the due date for payment and/or performance shall have arrived, in either event without prejudice to the Aggrieved Party's rights to claim damages. The aforegoing is without prejudice to such other rights as the Aggrieved party may have at law; provided always that, notwithstanding anything to the contrary contained in this agreement, the Aggrieved Party shall not be entitled to cancel this agreement for any breach by the Defaulting Party unless such breach is a material breach going to the root of this agreement and is incapable of being remedied by a payment in money, or if it is capable of being remedied by a payment in money, the Defaulting Party fails to pay the amount concerned within 14 days after such amount has been finally determined.

12.  COSTS

     Each of the Parties shall bear its own costs of and incidental to the negotiations, preparation and execution of this agreement.

13.  TAX

     Any tax, registration fee, stamp duty payable in connection with the transfer of the Shares and Loan Claims which are due in Mali shall be paid by the Purchaser. The Purchaser will be responsible to make all registration and declarations formalities and payments required by the Malian tax law and will indemnify the Seller for any consequence of these obligations.

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14.  DOMICILIUM

14.1 The Parties hereto choose domicilia citandi et executandi for all purposes of an in connection with this agreement as follows --

          NORMANDY LaSOURCE SAS:        31 Avenue de Paris
                                        45058 Orleans Cedex 1
                                        FRANCE

14.2      RANDGOLD RESOURCES LIMITED:   La Motte Chambers
                                        St Helier
                                        Jersey
                                        CHANNEL ISLANDS
                                        JE1 1BJ

14.3 Either Party hereto shall be entitled to change its domicilium from time to time, provided that any new domicilium selected by it shall be an address other than a box number, and any such change shall only be effective upon receipt of notice in writing by the other Party of such change.

14.4 All notices, demands or communications intended for either Party shall be made or given as such Party's domicilium for the time being.

14.5 A notice sent by one Party to another shall be deemed to be received --

14.5.1         one the same day, if delivered by hand;

14.5.2 on the same day of transmission if sent electronically or by telefax and if sent by telefax with receipt received confirming completion of transmission;

14.5.3 on the 20th Business Day after posting, if sent by prepaid registered mail.

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14.6      Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen domicilium citandi et executandi.

15.  GOVERNING LAW

     The entire provisions of this agreement shall be governed by and construed in accordance with the laws of England.

16.  DISPUTE RESOLUTION

16.1      Any dispute between the Parties in regard to:-

16.2      the interpretation of;

16.2.1         the effect of;

16.2.2         the Parties' respective rights and obligations under;

16.2.3         a breach of;

16.2.4         any mater arising out of;

          this agreement shall be referred to a Special Committee ("the Special Committee") consisting of three representatives respectively of the Seller and the Purchaser. The Special Committee shall meet as soon as possible after referral of the dispute to it, and shall use its bona fide best efforts to resolve the dispute.

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16.3      In the event that the Special Committee shall have failed, for whatever reason, to resolve the dispute by not later than 10 (ten) Business Days after the dispute shall first have arisen, the dispute shall be referred to the Chief Executive Officers respectively of the Seller and the Purchaser. The Chief Executive Officers shall meet as soon as possible after referral of the dispute to them, and shall use their respective best efforts to resolve the dispute.

16.4 In the event that the Chief Executive Officers shall fail, for whatever reason, to resolve the dispute, the dispute shall be decided by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce, by an Arbitrator appointed in accordance with such Rules. The arbitration shall be held in Paris.

17. GENERAL

17.1 This agreement constitutes the sole record of the agreement between the Parties in regard to the subject matter thereof.

17.2 Neither Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

17.3 No addition to, variation or consensual cancellation of this agreement shall be of any force or effect unless in writing and signed by or on behalf of both the Parties.

17.4 No indulgence which either of the Parties ("the Grantor") may grant to the other ("the Grantee") shall constitute a waiver of any of the rights of the Grantor, who shall not thereby be precluded from exercising any rights against the Grantee which might have arisen in the past or which might arise in the future.

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17.5      The Parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them an necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this agreement.

17.6 Neither Party shall be entitled to cede, assign or otherwise transfer all or any of its rights, interest or obligations under and in terms of this agreement except with the prior written consent of the other Party.

Signed at Paris on 27 april 2001.

                                          For and on behalf of:
                                          NORMANDY LaSOURCE SAS

                                          /s/ [ILLEGIBLE]
                                          _________________________________

                                          by /s/ T. KAIOUN
                                          _________________________________

                                          who warrants his authority hereto

Signed at Jersey on 19 APRIL 2001.

                                          For and on behalf of:
                                          RANDGOLD RESOURCES LIMITED

                                          /s/ DM. BRISTOW
                                          _________________________________

                                          by /s/ DM. BRISTOW
                                          _________________________________

                                          /s/ D. ASHWORTH
                                          _________________________________

                                          by /s/ D. AHSWORTH
                                          _________________________________

                                          who warrant their authority hereto

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                                                                   ANNEXURE "A"

                              FORM OF ASSIGNMENT

Date:

FOR VALUE RECEIVED, we hereby sell, assign and transfer to Randgold Resources Limited all of our rights in respect of all of our loan to Societe des Mines de Loulo S.A ("SOMILO") in the aggregate outstanding amount of US$ 1 254 802 (one million two hundred and fifty four thousand eight hundred and two US Dollars).

/s/ [ILLEGIBLE]
_____________________

For and on behalf of:
NORMANDY LaSOURCE SAS

Witness:_____________